GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R, Class R6, Class T and Class P Shares of the Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated May 29, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2018, as supplemented (with respect to Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares) and the Prospectus, Summary Prospectus and SAI, each dated April 16, 2018, as supplemented (with respect to Class P Shares)

Effective June 15, 2018, Robert Mullane will transfer to a different group within Goldman Sachs and will no longer serve as a portfolio manager for the Fund. Kent Clark and Betsy Gorton will continue to serve as portfolio managers for the Fund. Accordingly, all references to Mr. Mullane in the Prospectuses, Summary Prospectuses and SAI are hereby deleted in their entirety as of that date.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MMALTPMCHGSTK 05-18